BUSINESS CONSULTANT SERVICES AGREEMENT

THIS  AGREEMENT  is  made  as  of  the  4th  day  of  March,  2003,

BETWEEN:

               ASIA  PROPERTIES  INC.,
               a  company  incorporated  pursuant  to  the  laws
               of  the  State  Nevada  with  a  mailing  address  of
               14 Magnolia Street, Suite 400-115, Bellingham, WA 98225 (the "Company")

                                                               OF THE FIRST PART

AND:

               WORLD  WEB  PUBLISHING.COM  CORP.
               a  company  incorporated  pursuant  to  the  laws
               of the State Nevada with a mailing address of 250 H Street - #123, Blaine WA 98230
               (the  "Consultant")

                                                              OF THE SECOND PART

WHEREAS

A. The Company is engaging the Consultant to provide the services contemplated by this Agreement.

B. The Consultant has agreed to provide the services on the terms and subject to the conditions of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the sum of ten ($10.00) dollars now paid by the Company to the Consultant, the receipt and sufficiency whereof is hereby acknowledged by the Consultant, and of the promises and mutual covenants, conditions and agreements hereinafter set out, the parties hereto agree as follows:

Consultant  Services

The Consultant will provide the following services to the Company as consulting services:

(i) The Consultant will assist the Company with the preparation of a Form SB-2 Registration Statement required by the United States Securities and Exchange Commission (SEC).

(ii) The Consultant will assist the Company with the preparation and maintenance of all internal corporate documentation for the Company relating to the preparation and submission of the Form SB-2 Registration Statement. This documentation includes but is not limited to: the preparation of directors resolution documents, the preparation minutes for director and shareholder meetings.

(iii) The consultant will assist the Company with the preparation of all required response letters from the SEC resulting from the filing of the aforesaid Form SB-2 Registration Statement and the preparation of any and all required amendments to the Form SB-2 Registration Statement until such time as the Form SB-2 Registration Statement is accepted as effective by the SEC.

(iv) The Consultant will also perform additional duties and responsibilities to the Company at the reasonable instruction of the President of the Company or his designee, provided that such additional duties and responsibilities are within the scope of services contemplated by this Agreement and further set out in SCHEDULE "A" hereto.

The Consultant will not engage in any activity that will interfere or conflict with the Consultant's duties and responsibilities to the Company or that interfere or conflict with the business and objectives of the Company.

The Consultant will not make any misrepresentation of the Company or its business, operations or financial condition to any party in the performance of the services required by this Agreement.

Fees

The Consultant will be paid a fee of US$5,000 for the services to be provided in accordance with this Agreement as follows:

Expenses

The Consultant will be paid for all expenses and other disbursements to be reasonably incurred on behalf of the Company in providing the services incurred in accordance with this Agreement, including, mailing, and long distance telephone costs, travel expenses if required, other communication costs and other sundry expenses incurred in the ordinary course of business. The Consultant will not incur any expense(s) without the prior written consent of the Company. Upon receipt of the Consultant's expense reports with supporting receipts, the Consultant will be reimbursed for those disbursements reasonably made on behalf of the Company within seven (7) business days of receipt of the expense report.

Additional  Compensation

Shares: The Company will deliver to the consultant 10,000 common shares of the Company's stock, (hereafter ("Consultant Shares"). The shares will have piggy back registration rights.

Options: Fifty thousand options exercisable at US$1.00 for 24 months will be delivered to the consultant.

Reporting  Procedure

The Consultant will take directions from the President of the Company or his designee as to its functions and methods of implementation to perform to achieve the corporate goals.

7.     Term

This Agreement will expire upon acceptance of the Company's Registration Statement by the SEC as effective.

On termination of this Agreement for any reason, all rights and obligations of each party that are expressly stated to survive termination or continue after termination will survive termination and continue in full force and effect as contemplated in this Agreement.

Confidential  Information

Except as contemplated by this Agreement, the Consultant agrees not to disclose to any person any confidential information concerning the business or affairs of the Company which the Consultant may have acquired in the course of or incidental to providing the services required by this Agreement and the Consultant will not directly or indirectly use (whether for its own benefit or the detriment or intended detriment of the Company) any confidential information it may acquire with respect to the business and affairs of the Company. All obligations with respect to confidential information will survive termination.

The Consultant will coordinate with the President of the Company or his designee as to the information regarding the business and affairs of the Company that may be disclosed by the Consultant in the provision of the services required by this Agreement. The Consultant will not disclose any more information than that approved by the President of the Company or his designee.

General  Provisions

(i) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada.

(ii) This Agreement shall enure to the benefit of, and be binding upon, the parties hereto and their respective heirs, executors, administrators, successors and assigns. This Agreement is not assignable by the Consultant without the prior written consent of the Company, which consent may not be unreasonably withheld.
(ii)     Time  shall  be  of  the  essence  of  this  Agreement.

(iii) The Consultant will at all times be an independent contractor and the Consultant will not be deemed to be an employee of the Company. The Consultant will be responsible for payment of any income taxes, source deductions, withholding taxes, fringe benefits, insurance and similar items resulting from the payment of the Consultant Fee or resulting from the sale or other disposal of the Consultant Shares or Options.

(iv) This Agreement constitutes the entire Agreement between the parties hereto and there are no representations, warranties, terms or conditions, expressed or implied, statutory or otherwise and no agreements collateral hereto other than or expressly set forth or referred to herein.



IN WITNESS WHEREOF, the Company and the Consultant have executed this Agreement all as of the day and year first above written.

ASIA  PROPERTIES  INC.,
by  its  authorised  signatory:


/s/ Daniel Mckinney
Signature  of  Authorised  Signatory

Daniel  Mckinney
Name  of  Authorised  Signatory

President
Position  of  Authorised  Signatory



WORLD  WEB  PUBLISHING.COM  CORP.
by  its  authorised  signatory:


/s/ Geoffrey J. Armstrong
Signature  of  Authorised  Signatory

Geoffrey  J.  Armstrong
Name  of  Authorised  Signatory

President
Position  of  Authorised  Signatory

                                  SCHEDULE "A"

          To the BUSINESS CONSULTANT SERVICES AGREEMENT made as of the 4th day of March, 2003,

Contractor:  World  Web  Publishing.com  Corp.
Geoff  Armstrong:  President

Responsible  to  ASIA  PROPERTIES  INVESTMENTS  INC.,.  for:

1. Liaison with corporate attorneys and Management Committee respecting regulatory filing documents; and

2.     Preparation  of  required of the From SB-2 Registration Statement(s); and

3. Ongoing assistance with responses to all comment letters relating to the Form SB-2 submission to the Securities and Exchange Commission until the Form
SB-2  is  accepted  as  cleared  by  the  SEC.

4. Preparation of all internal corporate documents including corporate resolutions, minutes, changes and amendments to corporate documents relating to
Item  2  above  if  required;  and

5. The consultant will assist the Company with the preparation of all required response letters from the SEC resulting from the filing of the aforesaid Form SB-2 Registration Statement and the preparation of any and all required amendments to the Form SB-2 Registration Statement until such time as the Form SB-2 Registration Statement is accepted as cleared by the SEC.

6. Overseeing the proper maintenance of all required legal and regulatory filings related to the forgoing documents; and

7. The Consultant will also perform additional duties and responsibilities to the Company at the reasonable instruction of the President of the Company or his designee, provided that such additional duties and responsibilities are within the scope of services contemplated by this Agreement.